Vertex Energy Inc. 8-K

Exhibit 10.2

Form of Guarantor Joinder

THIS JOINDER AGREEMENT NO. 3 (this “Agreement”), dated as of January 5, 2023, to that certain Loan and Security Agreement dated April 1, 2022 (as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of May 26, 2022, that certain Amendment Number Two to Loan and Security Agreement dated as September 30, 2022, and as may be further amended from time to time, the “Loan Agreement”) by and among Vertex Energy, Inc., a Nevada corporation (“Parent”), Vertex Refining Alabama LLC, a Delaware limited liability company (the “Borrower”), each of Parent’s direct and indirect subsidiaries from time to time party thereto, Cantor Fitzgerald Securities, as agent (the “Agent”) and the several lenders from time to time party thereto (collectively, the “Lenders”). Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Loan Agreement.

The undersigned, Vertex Renewables LLC, a Delaware limited liability company (“Renewables”) and Vertex Renewables Alabama LLC, a Delaware limited liability company (“Renewables AL”; Renewables, together with Renewables AL, each an “Additional Guarantor” and collectively, the “Additional Guarantors”) each wishes to become a party to the Loan Agreement and to acquire and undertake the rights and obligations of a “Guarantor” thereunder. Each Additional Guarantor is entering into this Agreement in accordance with the provisions of the Loan Agreement in order to become a Guarantor thereunder.

Accordingly, each Additional Guarantor and the other Loan Parties hereby agree as follows with the Agent, for the benefit of the Secured Parties:

1.            The Additional Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Additional Guarantor will be deemed to be a party to and a “Guarantor” under the Loan Agreement and shall have all of the obligations and rights of a Guarantor thereunder as if it had executed the Loan Agreement and the other Loan Documents as a Guarantor. The Additional Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all representations and warranties, covenants and other terms, conditions and provisions of the Loan Agreement and the other applicable Loan Documents. Without limiting the generality of the foregoing terms of this Paragraph 1, the Additional Guarantor (i) is hereby made a party to the Loan Agreement and the other Loan Documents as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and the Additional Guarantor hereby jointly and severally assumes and agrees to pay and perform all obligations of a Guarantor under the Loan Agreement and each of the other Loan Documents, (ii) hereby guarantees, jointly and severally together with the other Guarantors, the prompt payment of the Secured Obligations in accordance with Article XIII of the Loan Agreement and (iii) hereby expressly assumes all obligations and liabilities of a Guarantor under the Loan Agreement.

2.            The Additional Guarantor and the other Loan Parties hereby agree that all of the representations and warranties contained in Article V of the Loan Agreement and each other Loan Document are true and correct in all material respects as of the date hereof (without duplication of any materiality qualifier set forth therein) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (without duplication of any materiality standard set forth therein) as of such earlier date, and except that for purposes hereof, the representations and warranties contained in Section 5.9 of the Loan Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (i) and (iii), respectively, of Section 6.3(a) of the Loan Agreement.

3.            The Additional Guarantor acknowledges and confirms that it has received a copy of the Loan Agreement and the schedules and exhibits thereto and each Loan Document and Collateral Document and the schedules and exhibits thereto. The information on the schedules to the Loan Agreement and the Collateral Documents are hereby supplemented (to the extent permitted under the Loan Agreement or Collateral Documents) to reflect the information shown on the attached Schedule A (and each of the Loan Parties ratifies such supplements and confirms that its obligations under the Collateral Documents, as so supplemented, shall be and continue to be in full force and effect).

4.            The Loan Parties confirm that the Loan Agreement is, and upon the Additional Guarantor becoming a Guarantor, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the Additional Guarantor becoming a Guarantor the term “Obligations,” as used in the Loan Agreement, shall include all obligations of the Additional Guarantor under the Loan Agreement and under each other Loan Document.

5.            Each of the Loan Parties and the Additional Guarantor agrees that at any time and from time to time, upon the written request of the Agent, it will execute and deliver such further documents and do such further acts as the Agent may reasonably request in accordance with the terms and conditions of, and to the extent that such further assurances are required under, the Loan Agreement and the other Loan Documents in order to effect the purposes of this Agreement.

6.            The following conditions must be met on or before the date hereof:

(a)          Loan Documents. Agent shall have received this Agreement executed by each applicable Loan Party.

(b)          Organization Documents; Incumbency. Agent shall have received (i) copies of each Organization Document executed by such Additional Guarantor, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, each dated as of the date hereof or a recent date prior thereto, (ii) signature and incumbency certificates of the officers of such Person executing the Loan Documents to which it is a party, (iii) resolutions of the Board or similar governing body of each Loan Party, in each case, approving and authorizing the execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party or by which it or its assets may be bound as of the date hereof, certified as of the date hereof by its secretary or an assistant secretary or other similar responsible officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate from the applicable Governmental Authority of such Additional Guarantor’s jurisdiction of incorporation, organization, or formation dated a recent date prior to the date hereof.

(c)          Personal Property Collateral. In order to create in favor of Agent, for the benefit of Secured Parties, a valid, perfected security interest in personal property Collateral, Agent shall have received:

(i)           evidence satisfactory to the Required Lenders of the compliance by Additional Guarantor of its obligations under the Loan Agreement and Collateral Documents to which it is a party (including, without limitation, its obligations to authorize or execute, as the case may be, and deliver UCC financing statements, originals of securities, instruments and chattel paper, and any agreements governing deposit and/or securities accounts as provided therein), together with appropriate financing statements on Form UCC-1 duly filed in such office or offices as may be necessary or, in the reasonable opinion of the Required Lenders, desirable to perfect the security interests purported to be created by the Loan Agreement and Collateral Documents, and

(ii)           original certificates (if any) with respect to all of the capital stock issued by Additional Guarantor, together with undated powers executed in blank with respect thereto (provided, that any such certificates issued by any Person other than Additional Guarantor shall only be required to be delivered on the date hereof to the extent timely received after using commercially reasonable efforts to obtain them).

(d)          Fees and Expenses. All accrued reasonable costs, fees, and expenses (including, without limitation, reasonable legal fees and expenses and the reasonable fees and expenses of any other advisors) and other compensation due and payable to Agent and the Lenders and required by this Agreement and the other Loan Documents to be paid on the date hereof shall have been paid, in the case of expenses, to the extent a reasonably detailed invoice has been delivered to Borrower.

(e)          Officer’s Certificate. Borrower shall have delivered to the Agent an executed Officer’s Certificate, certifying the items described in clause (b) of this paragraph 6, with all attachments thereto.

Each Lender, by delivering its signature page to this Agreement shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Agent or Lenders, as applicable, on the date hereof.

7.            This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

8.            Each provision of this Agreement shall be severable from every other provision of this Joinder Agreement for the purpose of determining the legal enforceability of any specific provision.

9.            This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The terms of Section 14.14 of the Loan Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

10.          Cantor Fitzgerald Securities is entering into this Agreement solely in its capacity as Agent and shall be entitled to all of the rights, privileges and immunities set forth in the Loan Agreement in acting hereunder.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the Loan Parties and the Additional Guarantor has caused this Agreement to be duly executed by its authorized officer, and the Agent, for the benefit of the Secured Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

ADDITIONAL GUARANTORS:	VERTEX RENEWABLES LLC,
a Delaware limited liability company

By:
Name:
Title:

VERTEX RENEWABLES ALABAMA LLC,
a Delaware limited liability company

By:
Name:
Title:

PARENT:	VERTEX ENERGY INC.,
a Nevada corporation

By:
Name:
Title:

BORROWER:	VERTEX REFINING ALABAMA LLC,
a Louisiana limited liability company

By:
Name:
Title:

SUBSIDIARY GUARANTORS:	VERTEX ENERGY OPERATING, LLC,
a Texas limited liability company

By:
Name:
Title:

VERTEX REFINING, LA, LLC,
a Louisiana limited liability company

By:
Name:
Title:

[Signature Page to Joinder to Loan and Security Agreement]

VERTEX REFINING OH, LLC,
an Ohio limited liability company

By:
Name:
Title:

HPRM LLC,
a Delaware limited liability company

By:
Name:
Title:

TENSILE-HEARTLAND ACQUISITION CORPORATION,
a Delaware corporation
By:
Name:
Title:

VERTEX RECOVERY MANAGEMENT, LLC,
a Texas limited liability company

By:
Name:
Title:

VERTEX REFINING NV, LLC,
a Nevada limited liability company

By:
Name:
Title:

VERTEX SPLITTER CORPORATION,
a Delaware corporation

By:
Name:
Title:

VERTEX REFINING MYRTLE GROVE LLC,
a Delaware corporation

By:
Name:
Title:

[Signature Page to Joinder to Loan and Security Agreement]

CRYSTAL ENERGY, LLC,
an Alabama limited liability company

By:
Name:
Title:

VERTEX ACQUISITION SUB, LLC,
a Nevada limited liability company

By:
Name:
Title:

BANGO OIL LLC,
a Nevada limited liability company

By:
Name:
Title:

CEDAR MARINE TERMINALS, LP,
a Texas limited partnership

By:
Name:
Title:

CROSSROAD CARRIERS, L.P.,
a Texas limited partnership

By:
Name:
Title:

VERTEX RECOVERY, L.P.,
a Texas limited partnership

By:
Name:
Title:

[Signature Page to Joinder to Loan and Security Agreement]

H & H OIL, L. P.,
a Texas limited partnership

By:
Name:
Title:

VERTEX II GP, LLC,
a Nevada limited liability company

By:
Name:
Title:

TENSILE-MYRTLE GROVE ACQUISITION CORPORATION,
a Delaware corporation

By:
Name:
Title:

VERTEX MERGER SUB, LLC,
a Delaware limited liability company

By:
Name:
Title:

VERTEX MARINE FUEL SERVICES LLC,
a Delaware limited liability company

By:
Name:
Title:

VERTEX REFINING TEXAS LLC,
a Texas limited liability company

By:
Name:
Title:

[Signature Page to Joinder to Loan and Security Agreement]

Acknowledged, accepted and agreed:

CANTOR FITZGERALD SECURITIES,
as Agent

By:

Name:

Title:

[Signature Page to Joinder to Loan and Security Agreement]

Schedule A

Schedule 1
Subsidiaries

●	VERTEX ENERGY OPERATING, LLC, a Texas limited liability company (wholly-owned) (“Vertex Operating”)

●	Vertex Splitter Corporation, a Delaware corporation (wholly-owned) (“Vertex Splitter”)

●	Vertex Refining LA, LLC, a Louisiana limited liability company (wholly-owned by Vertex Operating) (“VRLA”)

●	Crystal Energy, LLC, an Alabama limited liability company (wholly-owned by Vertex Operating) (“Crystal”)

●	Tensile-Myrtle Grove Acquisition Corporation, a Delaware corporation (wholly-owned by Vertex Splitter) (“TMGA”)

●	VERTEX MERGER SUB, LLC, a California limited liability company (wholly-owned by Vertex Operating) (“Merger Sub”)

●	Vertex Refining Alabama LLC, a Delaware limited liability company (wholly-owned by Vertex Operating) (“VRAL”)

●	VERTEX RECOVERY MANAGEMENT, LLC, a Texas limited liability company (wholly-owned by Vertex Operating) (“VRM”)

●	Vertex Refining NV, LLC, a Nevada limited liability company (wholly owned by Vertex Operating) (“VRNV”)

●	Vertex Refining Myrtle Grove LLC, a Delaware limited liability company (86% owned by Vertex Operating and 14% owned by TMGA)

●	Vertex II GP, LLC, a Nevada limited liability company (100% owned by Vertex Operating) (“Vertex II GP”)

●	Vertex Acquisition Sub, LLC, a Nevada limited liability company (wholly-owned by Vertex Operating) (“Vertex Acquisition”)

●	BANGO OIL LLC, a Nevada limited liability company (wholly-owned by VRNV) (“Bango Oil”)

●	VERTEX RECOVERY, L.P., a Texas limited partnership (99% owned by Vertex Acquisition and 1% owned by Vertex II GP) (“Vertex Recovery”)

●	CROSSROAD CARRIERS, L.P., a Texas limited partnership (99% owned by Vertex Acquisition and 1% owned by Vertex II GP) (“Crossroad Carriers”)

●	CEDAR MARINE TERMINALS, LP, a Texas limited partnership (99% owned by Vertex Acquisition and 1% owned by Vertex II GP) (“CMT”)

●	H & H Oil, L. P., a Texas limited partnership (99% owned by Vertex Acquisition and 1% owned by Vertex II GP) (“H &H Oil”)

●	HPRM, LLC, a Delaware limited liability company (1% owned by Vertex Splitter, 65% owned by THAC and 34% owned by Vertex Operating) (“HPRM”)

●	Vertex Refining OH, LLC, an Ohio limited liability company (wholly owned by HPRM) (“Vertex Ohio”)

●	Tensile-Heartland Acquisition Corporation, a Delaware corporation (100% owned by Vertex Splitter) (“THAC”)

●	Vertex Marine Fuel Services LLC, a Delaware limited liability company (wholly-owned by Vertex Operating) (“Vertex Marine”)

●	Vertex Refining Texas LLC, a Texas limited liability company (wholly-owned by Vertex Operating) (“Vertex Texas”)

●	Vertex Renewables LLC, a Delaware limited liability company (wholly-owned by Vertex Operating) (“Renewables”)

●	Vertex Renewables Alabama LLC, a Delaware limited liability company (wholly-owned by Renewables) (“Renewables AL”)

Excluded Subsidiaries as of the Amendment Effective Date

●	Leverage Lubricants, LLC, a Texas limited liability company (51% owned by Vertex Operating)

●	Vertex Recovery Management LA, LLC, a Louisiana limited liability company (51% owned by VRM)